Section 906 Certifications	Exhibit 32(a)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

I, Kenneth W. Lowe, President and Chief Executive Officer of The E. W. Scripps Company (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Annual Report on Form 10-K of the Company for the year ended December 31, 2006 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth W. Lowe
Kenneth W. Lowe President and Chief Executive Officer March 1, 2007